UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 24, 2013 (April 24, 2013)

METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082-4304
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 24, 2013, MetroPCS Communications, Inc. (“MetroPCS”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the proposed combination (the “Transaction”) with T-Mobile USA, Inc. (“T-Mobile”), a wholly-owned indirect subsidiary of Deutsche Telekom AG (“Deutsche Telekom”), pursuant to the terms of the Business Combination Agreement, dated as of October 3, 2012, by and among MetroPCS, Deutsche Telekom, T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and T-Mobile (as amended, the “Business Combination Agreement”).
As of March 11, 2013, the record date for the Special Meeting, there were 369,882,190 shares of MetroPCS common stock, par value $0.0001 per share, outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. Set forth below are the final voting results for each of the proposals voted on at the Special Meeting as certified by the inspector of elections. For more information on each of these proposals, see MetroPCS' revised definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2013 and the proxy statement supplement filed with the SEC on April 15, 2013.

•	Proposal 1 - The Stock Issuance Proposal: A proposal to approve the issuance of MetroPCS common stock to Deutsche Telekom in connection with the Transaction.

For	Against	Abstain	Broker Non-Vote
296,521,190	21,194,467	854,123	—

•
Proposal 2 - The Recapitalization Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to effect the recapitalization that will incur in connection with the Transaction.

For	Against	Abstain	Broker Non-Vote
296,524,154	21,177,792	859,832	—

•
Proposal 3 - The Declassification Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to declassify the MetroPCS board with all members of the MetroPCS board being elected annually.

For	Against	Abstain	Broker Non-Vote
301,128,477	16,600,684	840,619	—

•
Proposal 4 - The Deutsche Telekom Director Designation Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to provide that, so long as Deutsche Telekom beneficially owns 10% or more of the outstanding combined company's common stock, Deutsche Telekom will have the right to designate a number of individuals to the combined company's board and any committees thereof equal to the percentage of the combined company's common stock beneficially owned by Deutsche Telekom multiplied by the number of directors on the combined company's board.

For	Against	Abstain	Broker Non-Vote
295,661,550	22,069,434	841,396	—

•
Proposal 5 - The Director Removal Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to provide that any MetroPCS director (other than a director designated by Deutsche Telekom, who may not be removed without the prior written consent of Deutsche Telekom) may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of MetroPCS' capital stock entitled to elect such director, voting separately as a class, at a duly organized meeting of stockholders or by written consent.

For	Against	Abstain	Broker Non-Vote
288,993,635	28,715,023	861,122	—

•
Proposal 6 - The Deutsche Telekom Approvals Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to grant Deutsche Telekom approval rights with respect to the combined company's ability to take certain actions without Deutsche Telekom's prior written consent as long as Deutsche Telekom beneficially owns 30% or more of the outstanding shares of the combined company's common stock.

For	Against	Abstain	Broker Non-Vote
290,845,683	26,861,306	862,611	—

•
Proposal 7 - The Calling of Stockholder Meeting Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to provide that a special meeting of the combined company's stockholders (a) may be called by the chairman of the combined company's board or the combined company's chief executive officer and (b) must be called by the combined company's secretary at the request of (1) a majority of the combined company's board or (2) as long as Deutsche Telekom beneficially owns 25% or more of the outstanding shares of combined company's common stock, the holders of not less than 33 1/3% of the voting power of all of the outstanding voting stock of the combined company entitled to vote generally for the election of directors.

For	Against	Abstain	Broker Non-Vote
300,659,064	17,063,740	846,976	—

•
Proposal 8 - The Action by Written Consent Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to provide that, as long as Deutsche Telekom beneficially owns 25% or more of the outstanding shares of the combined company's common stock, any action required or permitted to be taken at any annual or special meeting of the combined company's stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

For	Against	Abstain	Broker Non-Vote
280,180,164	37,530,330	859,356	—

•
Proposal 9 - The Bylaw Amendments Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to provide that MetroPCS' bylaws may be amended upon the affirmative vote of the holders of shares having a majority of the combined company's voting power.

For	Against	Abstain	Broker Non-Vote
285,328,261	32,364,410	877,109	—

•
Proposal 10 - The Governing Law and Exclusive Forum Proposal: A proposal to approve the Fourth Amended and Restated Certificate of Incorporation of MetroPCS to provide that the Fourth Amended and Restated Certificate of Incorporation and the internal affairs of MetroPCS will be governed by and interpreted under the laws of the State of Delaware and the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (a) any derivative action brought on behalf of MetroPCS, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of MetroPCS to MetroPCS or its stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Fourth Amended and Restated Certificate of Incorporation or the new bylaws, or (d) any other action asserting a claim arising under, in connection with, and governed by the internal affairs doctrine.

For	Against	Abstain	Broker Non-Vote
289,266,185	28,418,980	884,615	—

•
Proposal 11 - The Change in Control Payments Proposal: A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to MetroPCS' named executive officers based on, or otherwise relating to, the Transaction.

For	Against	Abstain	Broker Non-Vote
185,111,181	131,468,927	1,989,633	—

•
Proposal 12 - The Adjournment Proposal: Because there were sufficient votes at the time of the Special Meeting to approve the proposals necessary for the consummation of the Transaction, which made continuation, adjournment or postponement of the Special Meeting unnecessary, votes were not tabulated for the proposal to approve the continuation, adjournment or postponement of the Special Meeting.

The Business Combination Agreement provides that the requisite MetroPCS stockholder approval of the Stock Issuance Proposal (Proposal 1) and each proposal related to the Fourth Amended and Restated Certificate of Incorporation (Proposals 2 through 10) is a condition to closing the Transaction. MetroPCS will not adopt the Fourth Amended and Restated Certificate of Incorporation (or any of the Proposals 2 through 10 related thereto) and will not effectuate the stock issuance of MetroPCS common stock to Deutsche Telekom as contemplated by the Stock Issuance Proposal (Proposal 1) until, and only if, the Transaction is completed.
Item 8.01    Other Events.

On April 24, 2013, MetroPCS issued a press release announcing the results of the stockholder votes at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release issued by MetroPCS Communications, Inc. dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: April 24, 2013	By:	/s/ J. Braxton Carter
J. Braxton Carter Chief Financial Officer and Vice Chairman